Earnings Per Common Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Basic earnings per share computation:
Net income	$ 2,044	$ 910
Preferred stock net accretion	(12)	(135)
Cumulative preferred stock dividends	(134)	(225)
Net income available to common shareholders	1,898	550
Weighted average shares outstanding, basic	867,087	864,986
Basic earnings per share	$ 2.19	$ 0.64
Diluted earnings per share computation:
Net income	2,044	910
Preferred stock net accretion	(12)	(135)
Cumulative preferred stock dividends	(134)	(225)
Net income available to common shareholders	$ 1,898	$ 550
Weighted average shares outstanding, before dilution	867,087	864,986
Dilutive potential shares	5,119	4,550
Weighted average shares outstanding, assuming dilution	872,206	869,536
Diluted earnings per share	$ 2.18	$ 0.63